March 24, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


     Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

     If you have any questions or comments concerning this material, please contact me at (601) 445-6684.


Yours sincerely,



/s/ William M. Salters
----------------------------
William M. Salters
Sr Vice President/Controller

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
----------------------------------------------------------------------------
            (Name of Registrant As Specified In Its Charter)

                                 N/A
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:
            -----------------------------------------------------------------

     2)     Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -----------------------------------------------------------------

     4)     Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------

     5)     Total Fee paid:__________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120


                                 March 24, 2003






Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2003 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 29, 2003, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our proxy statement for the 2003 Annual Meeting in which we seek your support for the election as directors of those nominees named therein.

         We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed proxy statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.




/s/ W. Page Ogden                                    /s/ Robert R. Punches
-------------------------                            --------------------------
W. Page Ogden                                        Robert R. Punches
Chairman of the Board                                Vice Chairman of the Board
President, Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120
                                   -----------

                    Notice of Annual Meeting of Shareholders
                      to be held on Tuesday, April 29, 2003
                                   -----------

         Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 29, 2003, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

         (1) to elect four Class I directors to serve until the expiration of the applicable three-year term or until their successors are elected and qualified; and

         (2) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Friday, March 14, 2003, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                                              By Order of the Board of Directors



                                              /s/ Albert W. Metcalfe
                                              Albert W. Metcalfe, Secretary

Natchez, Mississippi
March 24, 2003

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2003

         This proxy  statement  is furnished  to the  shareholders  of Britton &
Koontz  Capital   Corporation   (or  the  "company")  in  connection   with  the
solicitation of proxies on behalf of the Board of Directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., local time, on Tuesday, April 29, 2003, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi, and at any adjournments or postponements thereof. The company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

         This proxy statement, the enclosed proxy card and the notice of annual meeting are first being distributed to our shareholders on or about March 24, 2003. The company's annual report to shareholders for the fiscal year ended December 31, 2002 accompanies this proxy statement.

         The purposes of the annual meeting are to:

         (1) elect four Class I directors to serve three-year terms until the 2006 annual meeting or until their successors are elected and qualified; and

         (2) transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on Friday, March 14, 2003, as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of March 14, 2003, there were 2,113,087 shares of the company's common stock outstanding. The company has no other outstanding class of securities.

Proxy Procedure




         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the annual meeting. If a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the annual meeting and voting in person if said shareholder, rather than his or her broker, is the record owner of our common stock, or by delivering, prior to the annual meeting, to the company's Corporate Secretary, at the company's principal executive offices referred to above, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         If a shareholder returns a properly signed and dated proxy card but no instructions are given, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the annual meeting.

Voting Procedures

         A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the annual meeting and for any adjournment of the annual meeting, unless a new record date is set for the adjourned meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the annual meeting.

         Shareholders will be entitled to cast one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, since the number of directors to be elected is four, a shareholder owning ten shares could cast ten votes for each of the four nominees, cast forty votes for one nominee, or allocate the forty votes among the several nominees in any manner. Directors are elected by plurality vote; thus, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected.

         Under Mississippi law and the company's articles of incorporation and by-laws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention. Broker non-votes on matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and therefore, as shares not entitled to vote. Abstentions by shareholders and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation



         The cost of solicitation of proxies will be borne by the company, including expenses incurred in connection with preparing and mailing the proxy statement. The initial solicitation will be by mail. The company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees of shareholders for the annual meeting. The company estimates that American Stock Transfer & Trust Company's fees will not exceed $1,000, plus out-of-pocket costs and expenses. Additionally, proxies may be solicited by directors, officers, and regular employees of the company, by means of mail, telephone, via the Internet or personal contact, but without additional compensation therefor. The company also will, in accordance with the regulations of the Securities and Exchange Commission, reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

         The Board of Directors of the company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three-year terms and with each class having as equal a number of directors as possible. The term of the present Class I directors expire at this year's annual meeting. The term of the Class II directors will expire at the 2004 annual meeting and the term of the Class III directors will expire at the 2005 annual meeting. The company's directors also serve as directors of Britton & Koontz First National Bank (the "bank").

         The board has nominated A. J. Ferguson, W. Page Ogden, Bethany L. Overton and Robert R. Punches for election as Class I directors and, if elected, they shall serve until the 2006 annual meeting or until their successors are duly elected and qualified. All four of the nominees are currently directors of the company.

         Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card. If the proxy card is signed but no instructions are given with respect to the election of directors, the proxy holders will vote the proxies received by them for the four nominees for Class I director, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the annual meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

         The following table provides certain information about the nominees and the other present directors of the company. The information in the table has been furnished to the company by the individuals listed therein.




                          NOMINEES (CLASS I DIRECTORS)

--------------------------------------------------------------------------------------------------------------------

                                                    Director                Business Experience During
Name                                     Age         Since                          Past Five
                                                                                      Years
--------------------------------------------------------------------------------------------------------------------




A. J. Ferguson(1)                         67          1982     Mr. Ferguson is a self-employed  certified petroleum
(Class I)                                                      geologist.   He  also  is  a   director   of  Energy
                                                               Drilling Co., an oil well drilling company,  and the
                                                               Secretary of Highland Corp., a land-lease company.


W. Page Ogden(1)                          55          1989     Mr.  Ogden  is the  Chairman,  President  and  Chief
(Class I)                                                      Executive  Officer of the company  and the bank.  He
                                                               is also a director  and the  Secretary-Treasurer  of
                                                               Sumx  Inc.,   an  Internet   banking   software  and
                                                               services company.


Bethany L. Overton                        65          1988     Mrs.  Overton is the  President  of  Lambdin-Bisland
(Class I)                                                      Realty Co., a real estate company.


Robert R. Punches(1)                      53          1984     Mr.  Punches is a partner in the Natchez law firm of
(Class I)                                                      Gwin,  Lewis & Punches,  LLP. Mr.  Punches is also a
                                                               partner/member    of   various   timber   management
                                                               companies.


               The Board of Directors recommends a vote "FOR" the
                    election as Class I Directors of all the
                               foregoing nominees.

                CONTINUING DIRECTORS (CLASS II AND III DIRECTORS)
--------------------------------------------------------------------------------------------------------------------

                                                    Director                Business Experience During
Name                                     Age         Since                          Past Five
                                                                                      Years
--------------------------------------------------------------------------------------------------------------------

W. W. Allen, Jr.(2)                       51          1988     Mr. Allen is President of Allen Petroleum  Services,
(Class II)                                                     Inc., an oil and gas  exploration and petroleum land
                                                               services  company.  Mr.  Allen is also a partner  in
                                                               various timber management  companies,  a director of
                                                               Beau Pre Country  Club,  Inc. and a partner in Dutch
                                                               Ann  Foods,  Inc.,  a pie shell  and tart  business.
                                                               Mr. Allen is also the Chairman of the Natchez  Adams
                                                               County Development Authority.






                                                    Director                Business Experience During
Name                                     Age         Since                          Past Five
                                                                                      Years
--------------------------------------------------------------------------------------------------------------------


Craig A. Bradford, D.M.D.(2)              47          1988     Dr.  Bradford  is a  dentist  engaged  primarily  in
(Class II)                                                     pediatric  dentistry.   He  is  also  a  partner  in
                                                               various timber management companies, and Mount Olive
                                                               Farms, LLC, a firm that raises and shows horses.


Vinod K. Thukral, Ph.D.(2)                58          2000     Dr.   Thukral,   a  former   director  of  Louisiana
(Class II)                                                     Bancshares,   Inc.,   is  a   professor   at  Tulane
                                                               University  both in the  Business  Dept.  and in the
                                                               School of Public  Health.  He is also a director  of
                                                               Technology  &  Business  Solution  International,  a
                                                               consulting company.


Bazile R. Lanneau, Jr.(1)                 50          1989     Mr.  Lanneau,  Jr.  is  Vice  President,   Assistant
(Class III)                                                    Secretary,  Chief Financial and Accounting  Officer,
                                                               and  Treasurer  of the  company and  Executive  Vice
                                                               President,   Assistant  Secretary,  Chief  Financial
                                                               Officer,  Treasurer  and Trust  Officer of the bank.
                                                               Mr.  Lanneau,  Jr.  is  the  President,   the  Chief
                                                               Executive Officer and a director of Sumx Inc.


Albert W. Metcalfe(1)(2)                  70          1982     Mr.  Metcalfe is Secretary of the Board of Directors
(Class III)                                                    of both the  company  and the  bank.  He is also the
                                                               President   of  Jordan  Auto   Company,   Inc.,   an
                                                               automobile dealership.


R. Andrew Patty II                        37          2000     Mr.  Patty,  the  former  Chairman  of the  Board of
(Class III)                                                    Louisiana  Bancshares,  Inc.,  is a patent  attorney
                                                               and a member of  Sieberth  & Patty,  LLC, a law firm
                                                               in  Baton  Rouge,  Louisiana.  Mr.  Patty  is also a
                                                               director    for   the    Louisiana    Alliance   for
                                                               Biotechnology, a non-profit company.



(1)  Member of executive committee
(2)  Member of audit committee

Compensation of Directors

         During 2002, each director received an annual retainer of $7,200 for service on the company's Board of Directors. Non-employee directors received an additional $2,400 for each committee on which they served. The Vice-Chairman received an additional fee of $8,000 and the Secretary received an additional fee of $4,800.

Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 2002, the Board of Directors met twelve (12) times. Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served.

         The board and the bank have established various joint committees, including the executive committee, the audit committee, the trust investment committee, the asset/liability management committee, the ESOP administrative committee and the director's loan committee.

         The board has not established either a compensation or a nominating committee; however, the executive committee generally performs the functions of a compensation committee. Messrs. Ferguson, Lanneau, Jr., Metcalfe, Ogden and Punches (Chairman) are members of the executive committee which, among other things, (i) approves remuneration arrangements for executive officers of the company, (ii) reviews compensation plans relating to executive officers and directors, (iii) determines other benefits under the company's compensation plans and (iv) performs general reviews of the company's employee compensation policies. The full executive committee, including those members who also serve as executive officers of the company and the bank, makes recommendations to the board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the company and the bank do not, however, participate in any board determination regarding salaries for and other compensation to executive officers. During 2002, the executive committee held eleven (11) meetings.

         Messrs. Allen, Bradford, Metcalfe (Chairman), and Thukral are members of the audit committee. No members of the audit committee are employees of either the company or the bank. Each member of the audit committee is an "independent director" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards. The audit committee operates under a written charter adopted by the Board of Directors in March, 2000. This committee is responsible for the appointment of an independent accounting firm to be engaged as the company's independent auditors, the review of audit fees, the oversight and supervision of matters relating to audit functions, the review and the establishment of internal policies and procedures regarding audits, accounting and other financial controls, the review of related party transactions, the pre-approval of all auditing services provided by the company's independent auditors, monitoring the independence and performance of the company's independent auditors and providing an avenue of communication among the company's independent auditors, management and the Board of Directors.

Report of the Audit Committee

         Management has the responsibility for the preparation of the company's financial statements, and May & Company, Inc., the company's independent auditors, has the responsibility for the audit of those statements. The audit committee appoints the company's independent auditors, reviews the scope of audits, reviews and recommends to the Board of Directors financial reporting and accounting practices and reviews the company's procedures for internal auditing and the adequacy of the systems of internal controls of the company.

Additionally, in fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements of the company for the year ended December 31, 2002 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

         The audit committee held seven (7) meetings during 2002. The meetings were designed to facilitate and encourage private communication between the audit committee and the company's internal auditors and independent auditors. The audit committee discussed with the company's internal auditors and the independent auditors the overall scope and plan of their respective audits. The audit committee meets with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the company's internal controls, and the overall quality of the company's financial reporting.

         During these meetings, the audit committee reviewed and discussed the audited financial statements with management of the company and the independent auditors. The audit committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the company's accounting principals and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received the written disclosures and letter regarding independence from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed this information regarding May & Company, Inc.'s independence with May & Company, Inc, and has considered the compatibility of non-audit services with the independence of May & Company, Inc.

         Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

The members of the audit committee:

                 Albert W. Metcalfe, Chairman
                 W. W. Allen, Jr.
                 Craig A. Bradford, D.M.D.
                 Vinod K. Thukral, Ph.D.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of March 14, 2003, the number of shares of the company's common stock beneficially owned by (i) all directors and nominees, (ii) all executive officers whose total annual salary and bonus exceed $100,000, and (iii) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).





                                                              Number of Shares
                                                                  Beneficially             Percentage
Name                                                               Owned(1)               Ownership(2)
----                                                         --------------------         ------------
W. W. Allen, Jr.(3)....................................................4,184                     *
Craig A. Bradford, D.M.D.(4)..........................................21,312                     *
A. J. Ferguson........................................................12,180                     *
Bazile R. Lanneau, Jr.(5).............................................68,804                  3.3%
Albert W. Metcalfe(6).................................................74,400                  3.5%
W. Page Ogden(7)......................................................51,150                  2.4%
Bethany L. Overton.....................................................3,188                     *
R. Andrew Patty........................................................1,054                     *
Robert R. Punches(8)..................................................14,700                     *
Vinod K. Thukral, Ph.D.(9)............................................44,474                  2.1%

Directors and executive officers as a group
  (10  persons) (10).   .   .   .  .  .  .  .  .  .  .  .  .  .  .  .295,446(11)               14%




* Less than one percent.

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 14, 2003, or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934. Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2) Based upon 2,113,087 shares of company common stock outstanding as of March 14, 2003.

(3) Of the shares shown, Mr. Allen disclaims beneficial ownership of 20 shares owned by his wife and 20 shares owned by his son.

(4) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,901 shares owned by his wife.

(5) Includes 2,248 shares held by Mr. Lanneau, Jr. as custodian for his children , 25,738 shares allocated to Mr. Lanneau Jr.'s account in the ESOP, 68 shares owned by Mr. Lanneau, Jr.'s wife, of which he disclaims beneficial ownership, and 4,950 shares that Mr. Lanneau, Jr. may acquire pursuant to currently exercisable stock options. Mr. Lanneau, Jr. is the nephew of Mr. Metcalfe.

(6) Includes 12,316 shares owned by Mr. Metcalfe's wife, as to which he disclaims beneficial ownership, and 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the uncle of Mr. Lanneau, Jr.

(7) Includes 5,500 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options and 21,559 shares which have been allocated to Mr. Ogden's account in the ESOP.

(8) The shares shown include 5,216 shares held in trust for the benefit of Mr. Punches' children with respect to which Mr. Punches has sole voting power.

(9) The shares shown include 15,810 held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power.

(10) Where shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

(11) Does not include ESOP shares that may be voted by the ESOP trustee, Britton & Koontz First National Bank, for which no voting instructions have been timely received from ESOP participants.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          As of December 31, 2002, the company's employee stock ownership plan held 241,970 shares or 11.5% of the company's common stock. The shares are held by Britton & Koontz First National Bank, as trustee of the Britton & Koontz Capital Corporation Employee Stock Ownership Plan (the "ESOP"). All of the shares held in the ESOP are allocated to individual participant accounts. Participants have voting rights for shares allocated to their accounts and benefits are distributed according to plan terms. The trustee votes the shares in accordance with instructions received from the participants. The trustee may vote shares for which no voting instructions have been timely received from participants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          The company's consolidated financial statements for the year ended December 31, 2002 were audited by the firm of May & Company. May & Company have informed the company that their firm will not maintain an SEC practice for fiscal year 2003 and the company is currently in the process of selecting another independent auditor for fiscal 2003. A representative of May & Company is expected to be present at the annual meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          Fees billed by May & Company for professional services rendered for the fiscal year ending December 31, 2002 were as follows:

         Audit Fees - Audit fees of May & Company for audit of the company's annual financial statements and review of the company's financial statements included in the company's reports on Form 10-QSB are estimated to be $43,250.

         Financial Information Systems Design and Implementation Fees - May & Company did not render any financial information systems design and implementation services for the company during the fiscal year 2002.

         All Other Fees - Aggregate fees billed to the company by May & Company for all other services rendered for the fiscal year 2002 totaled approximately $1,600. These fees relate to general tax services.



                               EXECUTIVE OFFICERS

          The following table sets forth certain information with respect to the executive officers of the company.

                                      Officer
Name                                  Since            Age            Position with the Company
-------------                         --------         -----          -------------------------------------
W. Page Ogden                         1988             55             Chairman,  President,  Chief Executive Officer
                                                                      and Director of the company and the bank.

Bazile R. Lanneau, Jr.                1986             50             Vice  President,  Assistant  Secretary,  Chief
                                                                      Financial and  Accounting  Officer,  Treasurer
                                                                      and  director of the company.  Executive  Vice
                                                                      President,   Chief  Financial  and  Accounting
                                                                      Officer,   Treasurer,   Assistant   Secretary,
                                                                      Trust Officer and Director of the bank.





          The following is a brief summary of the business experience of each of the named executive officers of the company:

          W. Page Ogden has served as President and Chief Executive Officer of the company and the bank since May of 1989 and Chairman since April of 2002. He joined the bank in February of 1988, and served as the bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the bank.

          Bazile R. Lanneau, Jr. serves as the Vice President of the company and Executive Vice President and Trust Officer of the bank. In addition, he is Chief Financial and Accounting Officer of both the company and the bank and serves as Treasurer and Assistant Secretary of both the company and the bank. Mr. Lanneau, Jr., joined the bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi School of Law.

                             EXECUTIVE COMPENSATION

          The following table sets forth the compensation for services in all capacities to the company for the three fiscal years ended December 31, 2002, 2001 and 2000 of all executive officers of the company whose total annual salary and bonus equaled or exceeded $100,000 during 2002.





                           Summary Compensation Table


                                                  Annual Compensation                     Long-Term Compensation

                                       ------------------------------------------    ------------------------------

                                                                                      Securities
Name and                                                           Other Annual       Underlying        All Other
Principal Position            Year      Salary        Bonus       Compensation(1)     Options (#)     Compensation
------------------            ----      ------        -----       ---------------     -----------     ------------


W. Page Ogden                 2002     $160,000      $35,000          $7,200               0           $31,222(2)
  President and Chief         2001      135,000       40,000           7,200               0            30,160
  Executive Officer           2000      135,000       40,000           7,200               0            29,740


Bazile R. Lanneau, Jr.        2002     $117,000      $20,000          $7,200               0           $20,923(3)
  Vice President              2001      105,000       25,000           7,200               0            20,360
                              2000      105,000       25,000           7,200               0            20,481



(1)  Represents the amount of director fees received during the year.

(2) Includes company contributions in the amount of $16,243 in connection with the Salary Continuation Plan, company contributions to the ESOP of $4,162 and to the 401(k) plan of $6,800 and company paid life insurance premiums in the amount of $4,017.

(3) Includes company contributions in the amount of $8,651 in connection with the Salary Continuation Plan, company contributions to the ESOP of $2,984 and to the 401(k) plan of $5,968, and company paid life insurance premiums in the amount of $3,320.

Stock Options

          The company maintains a stock option plan, the Britton & Koontz Capital Corporation Long-Term Incentive Plan. An aggregate of 160,000 shares of common stock has been reserved for issuance under the plan. As of December 31, 2002, options to purchase 53,677 shares were outstanding. There were no stock option grants to the named executive officers during 2002.

          The following table provides information about the unexercised options held by the named executive officers on December 31, 2002. No options were exercised by these persons during 2002.



                       Aggregate Option Exercises in 2002
                           and Year-End Option Values




                       Number of                  Number of Securities Underlying         Value of Unexercised
                         Shares                  Unexercised Options at December         In-the-Money Options at
                      Acquired on      Value                 31, 2002                     December 31, 2002 (1)
Name                   Exercise       Realized
-----                 -----------     --------   --------------------------------      ----------------------------
                                                   Exercisable     Unexercisable       Exercisable    Unexercisable
                                                 ---------------  ---------------      -----------    -------------

Mr. Ogden                  0             $0            5,500           4,500               $0              $0

Mr. Lanneau, Jr.           0             $0            4,950           4,050               $0              $0



(1) Based upon the closing sales price of the company's common stock as of December 31, 2002 of $14.60 per share.


Employment and Change in Control Agreements

          The company entered into employment agreements with W. Page Ogden and Bazile R. Lanneau, Jr. The employment agreements are currently for one-year terms expiring each year on December 31. The agreements automatically renew for an additional one-year term, unless notice is given 90 days prior to the expiration of each term by either of the respective parties. The employment agreements and the employee's employment thereunder, can be terminated by the company with or without cause. If termination is on account of cause (including a breach of fiduciary duty or other similar types of misconduct), the employee will not receive any severance pay. If the company terminates the employee's employment without cause, the company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, and $42,500 in the case of Mr. Lanneau, Jr., or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the company. The company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits that are available to other employees of the company and the bank, such as health and disability insurance.

          Effective September 26, 1994, the company entered into Salary Continuation Agreements with Messrs. Ogden and Lanneau, Jr. The agreements provide for the payment of normal and early retirement benefits and provide that in the event there is a "change of control" (as defined in the agreements) of the company and the employee's employment with the company is terminated within 36 months of the change of control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden and $175,000 in the case of Mr. Lanneau, Jr.) or (b) the total balance in their respective retirement accounts.

Certain Relationships and Related Transactions

          Since 1998, the company has funded Sumx, Inc. ("Sumx"), a Mississippi corporation established to provide electronic banking solutions for the financial industry, to the extent of approximately $2,000,000. Sumx is owned approximately 36.6% by the company, 19% by Mr. Bazile R. Lanneau, Jr. and 44.4% by Summit Research, Inc., a Texas corporation. The funds provided to Sumx have been used for marketing and continued development of the SumxNet Internet banking system. Sumx maintains offices in Natchez, Mississippi and Highland Village, Texas.

          Prior to August, 2002, Mr. Lanneau, Jr. devoted a substantial portion of his time to the business of Sumx. It is now anticipated that Mr. Lanneau, Jr. will devote the majority of his time to traditional banking activities with a small portion devoted to the activities of Sumx. Until August, 2002, Sumx paid the company $90,000 per year for the services of Mr. Lanneau, Jr. under a management services agreement. Mr. Lanneau, Jr. currently receives no compensation from Sumx and is compensated by the company and the bank. Mr. Ogden, President and CEO of the company and the bank, serves without compensation as a director and Secretary-Treasurer of Sumx.

          The law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, serves as general counsel to the company and the bank. The company expects that the firm will continue to represent the company as general counsel in the future. The law firm of Sieberth & Patty, LLC, of which Mr. Patty is a partner, has been retained by Sumx Inc. to provide intellectual property law advice.

          Certain directors and officers of the company, businesses with which they are associated, and members of their immediate families are customers of the bank and had transactions with the bank in the ordinary course of its business during the bank's fiscal years ended December 31, 2002 and 2001. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The board believes that the loan transactions referred to above do not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the company's directors, executives officers, and any person beneficially owning more than ten percent of the company's common stock are required to report their initial ownership of the company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

          Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during fiscal 2002, and any Form 5 and amendments thereto furnished to the company with respect to fiscal 2002, and certain written representations made by the company's directors, officers and ten percent beneficial owners, the company believes that during fiscal 2002, its officers, directors and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

              PROPOSALS OF SHAREHOLDERS FOR THE 2003 ANNUAL MEETING

          At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2004 annual meeting of shareholders and included in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than December 4, 2003, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 2004 annual meeting of shareholders must also be received by W. Page Ogden at the above address no later than December 4, 2003.

                                  OTHER MATTERS

          Management of the company is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

          The annual report to shareholders accompanies this proxy statement. However, the annual report to shareholders does not form any part of the material for the solicitation of proxies.


          Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the company, without charge, will provide a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

PROXY                                                                      PROXY
                      BRITTON & KOONTZ CAPITAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2003

         The undersigned hereby appoints W. J. Feltus III, C. H. Kaiser, Jr. and Bazile R. Lanneau, Sr., or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 14, 2003, at the annual meeting of shareholders to be held on April 29, 2003, or any adjournment(s) thereof (the "Annual Meeting"). This proxy also entitles the designated proxy holders to cumulate the undersigned's votes in the election of directors at the Annual Meeting. I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

                  (Continued and to be signed on reverse side)

                       A |X| Please mark your votes as in this example using dark ink only.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee listed at right, strike a line through the nominee's name. If you desire to cumulate your votes, please do so in the blanks following each name.)

     (1)     TO ELECT FOUR CLASS I DIRECTORS

       |_|   FOR all nominees listed at right (except as marked to the contrary)

       |_|   WITHHOLD AUTHORITY to vote for all nominees listed at right

             CLASS I:

              A. J. Ferguson       ______        Bethany L. Overton      ______

              W. Page Ogden        ______        Robert R. Punches       ______

     (2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


         The Board of Directors recommends that you vote "FOR" the nominees listed at left.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted FOR some or all of the nominees listed at left. The proxy holders designated above will vote in their discretion on any other matter that may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                                            Date:  ---------------- , 2003
----------------------------
Signature of Shareholder

                                            Date:  ---------------- , 2003
----------------------------
Signature if held jointly

Please sign exactly as your name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).